UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2014

(Date of Report/Date of earliest event reported)

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address and zip code of principal executive offices)

(414) 354-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2014, Thomas J. Lopina, Sr., a director of Bank Mutual Corporation, informed the Company that he will not stand for re-election to the Company's Board of Directors at the Company's 2014 Annual Meeting of Shareholders. Mr. Lopina’s related communications with the Company stated that his decision results from a change in personal circumstances and does not result from any disagreements on matters relating to the Company's operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2014	BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and Chief Financial Officer